FIRST AMENDMENT TO LOAN AGREEMENT AND GUARANTOR CONSENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND GUARANTOR CONSENT (the First Amendment ) is made as of July ___, 1997, among HALLMARK FINANCE
CORPORATION, referred to herein as the "Borrower," HALLMARK FINANCIAL SERVICES, INC., HALLMARK CLAIMS SERVICE, INC., AMERICAN HALLMARK GENERAL AGENCY, INC., ACO HOLDINGS, INC., and AMERICAN HALLMARK AGENCIES, INC. (collectively, the Guarantors ), and NATIONSBANK OF TEXAS, N.A., a national banking association, referred to herein as the "Lender."

                         R E C I T A L S:

     A. The Borrower and the Lender are parties to a Loan Agreement dated as of March 17, 1997 (the "Original Loan Agreement").

     B. The Guarantors executed Guaranty Agreements in favor of the Lender pursuant to the Original Loan Agreement.

     C. The parties desire to amend the Original Loan Agreement as hereinafter provided, and the Guarantors desire to consent to such amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Same Terms. All terms used herein which are defined in the Original Loan Agreement have the same meanings when used herein unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the "Agreement" mean the Original Loan Agreement, as amended by this First Amendment, as the same are hereafter amended from time to time.

     2.   Amendment to Original Loan Agreement.   Effective as of the
date above, the Original Loan Agreement is hereby amended as follows:

     (a)  Section 1.0 is amended to add the following:

      CGA Agreement means an agreement arising out of a transaction where Crown Managing General Insurance Agency, Inc. is the managing agent and by which an insured or prospective insured promises to pay the Borrower the amount advanced to AH with respect to liability policies on behalf of State and County Mutual Fire Insurance Company or with respect to physical damage policies on behalf of Adriatic Insurance Company, Bismark, North Dakota, so long as Adriatic Insurance Company maintains an A.M. Best rating of A or higher.

     (b) Section 1.0 is amended to delete the definition of Eligible Premium Finance Agreements contained therein and substituting in lieu thereof the following:

     "Eligible Premium Finance Agreements" means all amounts (subject to the proviso hereafter) due from makers pursuant to Premium Finance Agreements and CGA Agreements, all prepared on forms approved by the Texas Department of Insurance which comply with all requirements of the Texas Insurance Code and the Texas Department of Insurance Regulations and which have been created in the ordinary course of Borrower's
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business and upon which Borrower's right to receive payment is absolute, unconditional and not contingent upon the fulfillment of any condition whatsoever, and shall not include any of the following:

     (a) any Premium Finance Agreement or CGA Agreement, the payment of which an insurer or reinsurer has disputed or denied;

     (b) any Premium Finance Agreement or CGA Agreement, the payment of which an insurer or reinsurer has a right of setoff, defense or discount;

     (c) any Premium Finance Agreement or CGA Agreement which reflects a transaction having less than ten percent (10%) equity in the premium (i.e., representing the financing of more than 90% of the insurance premium of the particular insurance product);

     (d) any Premium Finance Agreement or CGA Agreement in default which has a balance due from its maker after realization against all collateral securing such Premium Finance Agreement;

     (e) any Premium Finance Agreement or CGA Agreement arising out of the funding of an insurance premium for an insurance product issued by, pursuant to, or in the Texas Automobile Insurance Plan;

     (f) any Premium Finance Agreement or CGA Agreement arising out of the funding of an insurance premium for any insurance product originated by an agent doing business outside of the State of Texas or which is an insurance product otherwise governed by or subject to the laws of a state other than the State of Texas;

     (g) any Premium Finance Agreement other than an CGA Agreement arising out of a transaction where the insurance product is issued or written by an entity other than AH on behalf of State and County Mutual Fire Insurance Company;

     (h) any Premium Finance Agreement or CGA Agreement which does not have 75% or more of the premium balance reinsured by a third party insurance company with an A.M. Best rating of A- or higher; or

     (i) any Premium Finance Agreement other than an CGA Agreement arising out of a transaction where the managing agent therefor is an entity other than AHGA provided that not more than $150,000 of amounts due under CGA Agreements shall be included in determining the amount of Eligible Premium Finance Agreements.

     (c) Exhibit B is amended by deleting the form attached to the Original Loan Agreement and substituting in lieu thereof the form attached hereto as Appendix A.

     3.   Certain Representations.

     (a) The Borrower represents and warrants that, as of the date hereof: (i) the Borrower has full power and authority to execute this First Amendment, and this First Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or
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filing with, any governmental authority or other person is required for the execution, delivery and performance by the Borrower of this First
Amendment.

     (b) Each Guarantor represents and warrants that, as of the date hereof: (i) such Guarantor has full power and authority to execute this First Amendment, and this First Amendment constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally; and (ii) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by such Guarantor of this First Amendment.
     4. Concerning the Guaranty Agreements. By its execution below, each Guarantor reaffirms the obligations under each Guaranty Agreement executed and delivered by it in connection with the Loan Documents and acknowledges that the execution and delivery of this First Amendment shall not reduce or modify in any respect such Guarantor s liability under such Guaranty Agreement.

     5. Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Original Loan Agreement and the Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This First Amendment constitutes a Loan Document for all purposes.

     6. Entirety, Etc. This instrument together with all of the other Loan Documents embodies the entire agreement between the parties. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Loan Agreement to be effective as of the date and year first above written.


                                   BORROWER:

Address:                           HALLMARK FINANCE CORPORATION

__________________________
__________________________
__________________________              By:
                                         Name:
                                         Title:

                                   GUARANTORS:

Address:                           HALLMARK FINANCIAL SERVICES,
                                   INC.
__________________________
__________________________
__________________________
                                   By:
                                         Name:
                                         Title:



Address:                           HALLMARK CLAIMS SERVICE, INC.

__________________________
__________________________
__________________________              By:
                                         Name:
                                         Title:



Address:                           AMERICAN HALLMARK GENERAL
                                   AGENCY, INC.
__________________________
__________________________
__________________________
                                   By:
                                         Name:
                                         Title:



Address:                           ACO HOLDINGS, INC.

__________________________
__________________________
__________________________         By:
                                        Name:
                                        Title:



Address:                           AMERICAN HALLMARK AGENCIES,
                                   INC.
__________________________
__________________________
__________________________
                                   By:
                                         Name:
                                         Title:

                                   LENDER:

Address:                           NATIONSBANK OF TEXAS, N.A.

__________________________
__________________________
__________________________          By:
                                         Name:
                                         Title:

                                    EXHIBIT B

                           BORROWING BASE CERTIFICATE

Status as of                       , 199__


     In accordance with the terms of the Loan Agreement dated March 17, 1997, by and between HALLMARK FINANCE CORPORATION, and NATIONSBANK OF TEXAS, N.A., we hereby represent and warrant as follows:

Prior Period Balance of Eligible
Premium Finance Agreements                                       $

PLUS:     ELIGIBLE PREMIUM FINANCE AGREEMENTS
          ISSUED DURING THE PERIOD ENDING
          ___________, 19__                                      $

PLUS/LESS THE FOLLOWING ADJUSTMENTS WITH
RESPECT TO ELIGIBLE PREMIUM FINANCE AGREEMENTS:

     (+/-)     Eligible Premium Finance Agreement Amendments     $

     (+/-)     Miscellaneous Eligible Premium Finance Agreement
               Corrections                                       $

     (+/-)     Cash Receipts                                     $

     (+/-)     Cancellations                                     $

     (+/-)     Earned Late Charges                               $

     (+/-)     Earned Setup Fees                                 $

     (+/-)     Returned Checks (Uncollected)                     $

     (+/-)     Returned Check Charges                            $

     (+/-)     Interest and Write-offs                           $

     (-)       Change in Unearned Interest                       $

     (+)       Return Premiums in Course of Collections          $

     (-)       Amount of Eligible Premium Finance Agreements
               Constituting CGA Agreements in Excess of
               $150,000                                          $
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     Total Adjusted Eligible Premium Finance Agreements          $

LESS THE FOLLOWING NON-ELIGIBLE PREMIUM
FINANCE AGREEMENTS AND CGA AGREEMENTS:

     Premium Finance Agreements and CGA Agreements disputed
     or denied by insurer or reinsurer                           $

     Premium Finance Agreements and CGA Agreements subject to
     a right of insurer or reinsurer to setoff, defense or
     discount                                                    $

     Premium Finance Agreements and CGA Agreements with less
     than 10% equity in the premium                              $

     Premium Finance Agreements and CGA Agreements in default
     which have balances due from makers after realization of
     all collateral                                              $

     Premium Finance Agreements and CGA Agreements resulting
     from TAIP                                                   $

     Premium Finance Agreements and CGA Agreements funding
     policies outside Texas                                      $

     Premium Finance Agreements other than CGA Agreements where
     AH is not the issuer on behalf of State and County Mutual   $

     Premium Finance Agreements and CGA Agreements which do not have 75% or more premium balances reinsured with third
     party reinsurer with A. M. Best Rating of A- or higher      $

     Premium Finance Agreements other than CGA Agreements where
     AHGA is not the Managing Agent                              $

     Return premiums in course of collection greater than
     five (5) days past due from the original due date as
     required by applicable Governmental Authorities             $

     Total Adjusted Eligible Premium Finance Agreements          $

LESS:

     Bank Reserve                                                $

CALCULATION OF BORROWING BASE:

[(Total Adjusted Eligible Premium Finance Agreements - Bank
  Reserve) x 60%] = Maximum amount of borrowings
  (not to exceed $8,000,000)                                     $

LESS:  Outstandings                                              $

Available Amount/Overadvance Due Bank
  (Amount of Borrowing Base - Outstandings)                      $

BORROWER:

HALLMARK FINANCE CORPORATION

By:
Name:
Title: